Exhibit 32
JPMorgan Chase & Co.

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of JPMorgan Chase & Co. on Form 10-Q for the period ended June 30, 2011 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned officers of JPMorgan Chase & Co., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
1.     The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.     The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of JPMorgan Chase & Co.

Date: August 5, 2011

By	/s/	James Dimon

James Dimon
Chairman and Chief Executive Officer

Date: August 5, 2011

By	/s/	Douglas L. Braunstein

Douglas L. Braunstein
Executive Vice President and Chief Financial Officer

This certification accompanies this Form 10-Q and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that Section.